UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

Stabilis Energy, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Richmond Ave. Suite 700 Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 832-456-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	SLNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Stabilis Energy, Inc. on August 1, 2019 in connection with the acquisition described in Item 2.01 thereof which was completed on July 26, 2019. This Amendment No. 1 is being filed to include financial information required by Item 9.01 and does not otherwise amend or alter the Current Report on Form 8-K filed August 1, 2019.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of the business acquired.

The following financial statements of Stabilis Energy, LLC are filed with this Report as Exhibit 99.1 and 99.2:

Audited Consolidated Financial Statements:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets as of December 31, 2018 and 2017

Consolidated Statements of Operations for the Years Ended December 31, 2018 and 2017

Consolidated Statements of Changes in Members’ Capital for the Years Ended December 31, 2018 and 2017

Consolidated Statements of Cash Flows for the Years Ended December 31, 2018 and 2017

Notes to Consolidated Financial Statements

Unaudited Condensed Consolidated Financial Statements:

Condensed Consolidated Balance Sheets as of June 30, 2019 and December 31, 2018

Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2019 and 2018

Condensed Consolidated Statements of Changes in Members’ Equity for the Six Months Ended June 30, 2019

Condensed Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2019 and 2018

Notes to Unaudited Condensed Consolidated Financial Statements

(b) Pro forma financial information.

The unaudited pro forma consolidated financial statements describing the pro forma effect of the share exchange transaction on our unaudited balance sheet as of June 30, 2019 and the unaudited statements of operations for the six months ended June 30, 2019 and the year ended December 31, 2018 are filed with this Report as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Certified Public Accounting Firm.

99.1	Consolidated Financial Statements of Stabilis Energy, LLC as of December 31, 2018 and 2017 and for the two years ended December 31, 2018 and 2017.

99.2	Unaudited Consolidated Financial Statements of Stabilis Energy, LLC as of and for the six months ended June 30, 2019 and 2018.

99.3	Certain Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2018 and as of and for the six months ended June 30, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STABILIS ENERGY, INC.

Date: October 7, 2019	By:	/s/ James Reddinger
James Reddinger
President and Chief Executive Officer